Exhibit 20

WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 2003-VFN-A, 2003-VFN-B and 2004-1 SUPPLEMENTS
CERTIFICATE DATE AS OF :	December 15, 2004

POOL BALANCE:	Month of: November, 2004
Pool Balance, beginning of month	$451,505,087.04
Pool Balance, end of month	$470,467,170.35
Pool Balance, average	$457,812,855.56
Required Pool Balance, end of month	$455,645,658.65

COLLECTIONS & SERIES ALLOCATIONS	Month of: November, 2004
Series Allocable Principal Collections
Series 2003-VFN-A	$22,978,061.48
Series 2003-VFN-B	$8,785,729.39
Series 2004-1	$245,819,641.66

$277,583,432.53
Series Allocable Non-Principal Collections
Series 2003-VFN-A	$122,411.11
Series 2003-VFN-B	$46,804.25
Series 2004-1	$1,309,555.84

$1,478,771.20
Series Allocable Miscellaneous Payments
Series 2003-VFN-A	$—
Series 2003-VFN-B	$—
Series 2004-1	$—

$—
Investment Proceeds
Series 2003-VFN-A	$1,103.41
Series 2003-VFN-B	$427.60
Series 2004-1	$9,149.08

$10,680.09

CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD	Month of: November, 2004
2003-VFN-A	$0.00
2003-VFN-B	$0.00
Series 2004-1	$0.00

ALLOCATION PERCENTAGES FOR COLLECTION PERIOD	First day of: November, 2004
Series Allocation Percentages
Series 2003-VFN-A	8.28%
Series 2003-VFN-B	3.17%
Series 2004-1	88.56%
Floating Allocation Percentages
Series 2003-VFN-A	90.27%
Series 2003-VFN-B	90.27%
Series 2004-1	86.84%
Principal Allocation Percentages
Series 2003-VFN-A	0.00%
Series 2003-VFN-B	0.00%
Series 2004-1	0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES	Month of: November, 2004
Series 2003-VFN-A
Series Allocable Principal Collections
Excess Certificateholder Collections:	$4,724.29
Noteholder Collections:	$20,742,505.97
Additional Noteholder Collections:	$2,230,831.22

$22,978,061.48
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$25.17
Noteholder Collections:	$110,501.63
Additional Noteholder Collections:	$11,884.31

$122,411.11
Series 2003-VFN-B
Series Allocable Principal Collections
Excess Certificateholder Collections:	$1,806.35
Noteholder Collections:	$7,930,958.17
Additional Noteholder Collections:	$852,964.87

$8,785,729.39
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$9.62
Noteholder Collections:	$42,250.62
Additional Noteholder Collections:	$4,544.01

$46,804.25
Series 2004-1
Series Allocable Principal Collections
Excess Certificateholder Collections:	$50,540.54
Noteholder Collections:	$213,460,434.41
Additional Noteholder Collections:	$32,308,666.71

$245,819,641.66
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$269.24
Noteholder Collections:	$1,137,168.53
Additional Noteholder Collections:	$172,118.08

$1,309,555.84

MONTHLY DISTRIBUTIONS	Paid on: December 15, 2004
Principal Distributions to Investors
Series 2003-VFN-A	$—
Series 2003-VFN-B	$—
Series 2004-1	$—
Principal Distributions to Investors - $ per thousand
Series 2003-VFN-A	$0.00000000
Series 2003-VFN-B	$0.00000000
Series 2004-1	$0.00000000
Monthly Interest to Investors
Series 2003-VFN-A	$83,893.13
Series 2003-VFN-B	$31,939.72
Series 2004-1	$630,000.00
Monthly Interest to Investors - $ per thousand
Series 2003-VFN-A	$2.46744500
Series 2003-VFN-B	$2.45690128
Series 2004-1 Class A	$1.80000000
Rated Variable Funding Increased Cost Amounts
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Noteholder Monthly Servicing Fee
Series 2003-VFN-A	$28,115.71
Series 2003-VFN-B	$10,750.13
Series 2004-1	$289,337.85
Reserve Fund Deposit Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

MONTHLY DISTRIBUTIONS (Cont.)	Paid on: December 15, 2004
Investor Default Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Monthly Dilution Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Noteholder Charge-Off Reversal Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Carry-Over Amount
Series 2004-1	$0.00
Unrated Variable Funding Increased Cost Amounts
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Previously waived servicing fee
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Deposits to Principal Funding Account
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Collections Released to Cert. during Collection Period	$277,685,141.16
Excess Distributed to Cert. on Payment Date	$313,706.13

FUNDED AND INVESTED AMOUNTS:	Last day of: November, 2004
SERIES 2003-VFN-A SUPPLEMENT
Initial Funded Amount	$200,000,000.00
Incremental Funded Amounts (Cumulative)	$125,000,000.00
Principal Distributed to Investors (Cumulative)	$291,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00

Funded Amount	$34,000,000.00
Series Excess Funding Amount	$0.00
Principal Funding Account Balance	$0.00

Invested Amount	$34,000,000.00

SERIES 2003-VFN-B SUPPLEMENT
Initial Funded Amount	$100,000,000.00
Incremental Funded Amounts (Cumulative)	$35,000,000.00
Principal Distributed to Investors (Cumulative)	$122,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00

Funded Amount	$13,000,000.00
Series Excess Funding Amount	$0.00
Principal Funding Account Balance	$0.00

Invested Amount	$13,000,000.00

SERIES 2004-1 SUPPLEMENT
Initial Invested Amount	$350,000,000.00
Principal Distributed to Investors (Cumulative)	$0.00
Principal Funding Account Balance	$0.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00
Series Excess Funding Amount	$0.00

Invested Amount	$350,000,000.00

BALANCES AS OF PAYMENT DATE	As of: December 15, 2004
Series 2003-VFN-A
Reserve Fund Balance	$170,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance	$34,000,000.00
Series 2003-VFN-B
Reserve Fund Balance	$65,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance	$13,000,000.00
Series 2004-1
Reserve Fund Balance	$1,750,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance, Class A	$350,000,000.00

TRUST INCREMENTAL SUBORDINATED AMOUNT To be used in the following month’s computations.	Last day of: November, 2004
Pool Total Components of Excess Receivables:
Used Vehicles	$30,238,904.22
Finance Hold Receivables (for Credit Reasons Only)	$0.00
Delayed Payment Program	$95,116.00
Pool Limits on Components of Excess Receivables:
Used Vehicles	$117,616,792.59
Finance Hold Receivables	$0.00
Delayed Payment Program	$9,409,343.41
Total Excess Receivables	$0.00
Overconcentration Amount	$13,955,853.79
Ineligible Amount	$0.00
Trust Incremental Subordinated Amount	$13,955,853.79

POOL SERIES SUBORDINATED AMOUNTS	As of: November 30, 2004
Series Incremental Subordinated Amount
Series 2003-VFN-A	$743,089.97
Series 2003-VFN-B	$284,122.63
Series 2004-1	$7,951,976.40

Required Subordinated Amount
Series 2003-VFN-A	$3,699,611.71
Series 2003-VFN-B	$1,414,557.42
Series 2004-1	$53,432,202.39

Available Subordinated Amount
Series 2003-VFN-A	$3,699,611.71
Series 2003-VFN-B	$1,414,557.42
Series 2004-1	$53,432,202.39

CHARGE OFFS	For Month of: November, 2004
Defaulted Receivables	$0.00
Investor/Noteholder Defaulted Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Deficiency Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Required Draw Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Investor/Noteholder Charge-Off’s
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)	As of: December 15, 2004
Interest Shortfalls as of Current Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Change in Interest Shortfalls from Previous Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Principal Shortfalls as of Current Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Change in Principal Shortfalls from Previous Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

INTEREST RATE FOR NEXT PAYMENT DATE	As of: December 15, 2004
Series 2003-VFN-A Estimated	2.6925000%
Series 2003-VFN-B Estimated	2.6825000%
Series 2004-1	2.4725000%

MONTHLY PAYMENT RATE %	Month of: November, 2004
MONTHLY PAYMENT RATE %	60.63%